CONFIDENTIAL
Exhibit 10.3(q)
IAE Building
400 Main Street
East Hartford, CT 06108 USA
January 27, 2009
JetBlue Airways Corporation
118-29 Queens Blvd.
Forest Hills, NY 11375
Attention: Senior Vice President Treasurer

Subject:	Side Letter No. 26 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999.
Dear Sir:
We refer to the General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG (“IAE”) and JetBlue Airways Corporation (“JetBlue”), as amended from time to time, such contract being hereinafter referred to as the “Agreement.” Unless expressly stated to the contrary, and to the extent possible, capitalized terms used in this Side Letter Agreement No. 26 (“Side Letter No. 26”) shall have the same meaning given to them in the Agreement.
IAE is pleased to submit to JetBlue this Side Letter No. 26 in support of JetBlue’s deferral of certain Spare Engine deliveries, and to clarify certain SelectOne™ Engine payment terms.
The parties hereby agree as follows:
1. Spare Engine Delivery Schedule
Two (2) Spare Engine deliveries are hereby deferred from calendar year 2009 and rescheduled for delivery in calendar year 2011. Accordingly, Exhibit B-2, Purchased Items, Price, Escalation Formula and Delivery, to the Agreement (as amended by various Side Letters) is hereby deleted in its entirety and replaced by the revised delivery schedule attached as Appendix 1 hereto.
2. Purchase of SelectOne™ Engines
Clause 2, Purchase of SelectOne™ Engines, of Side Letter No. 21 is hereby deleted in its entirety and replaced with the following:
“2.1	JetBlue shall pay IAE for each SelectOne™ Engine as follows:
i)	For each SelectOne™ Engine originally installed from new on SelectOne™ Eligible Aircraft delivered to JetBlue on or after the SelectOne™ Production Date (“SelectOne™ Installed Engine”), the Introductory Assistance provided to JetBlue pursuant to Clause 1 of Side Letter No. 17 to the Agreement and Clause 1 of Side Letter No. 13 to the Agreement as amended, shall be [***] Dollars (US$[***]) in [***] per SelectOne™ Installed Engine (the “SelectOne™ Purchase Price”);

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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ii)	For each SelectOne™ Production Standard Spare Engine (“SelectOne™ Spare Engine”), the Spare Engine Assistance provided to JetBlue pursuant to Clause 3 of Side Letter No. 1 to the Agreement as amended, shall be [***] the SelectOne™ Purchase Price.
The SelectOne™ Purchase Price will be escalated to the date of delivery in accordance with this Section 2.
2.2	Furthermore, JetBlue shall pay IAE an additional amount determined as follows:
2.2.1	Where the [***] amount has not yet been calculated in accordance with Section 3 below, JetBlue shall pay IAE the [***] amount of [***] Dollars (US$[***]) in [***] per SelectOne™ Eligible Aircraft delivered with SelectOne™ Engines, escalated to the date of delivery in accordance with this Section 2; or

2.2.2	Where the [***] amount has been calculated in accordance with Section 3 below, JetBlue shall pay the [***] amount for each SelectOne™ Eligible Aircraft delivered with SelectOne™ Engines, escalated to the date of delivery in accordance with this Section 2.
All payments under this Section 2 shall be escalated in accordance with the Escalation Formula set forth in Exhibit B (as adjusted to reflect the [***] base date herein) to Side Letter No. 17 to the Agreement, dated June 11, 2004, from the base month of [***] to the date of Aircraft delivery or [***], as appropriate; where applicable, the [***].”
3. SelectOne Payment Terms
Clause 3, SelectOne™ Purchase Price, of Exhibit A to Side Letter No. 21 is hereby deleted in its entirety and replaced with the following:
“3. SelectOne™ Purchase Price
[***]
4. [***]Pre Delivery Payment Amounts
Upon execution of this Side Letter No. 26 by both parties, the pre-delivery payment amount (the “PDP Amount”) already paid to IAE by JetBlue in accordance with Clause 2.7.1 of the Agreement, as amended, for each of the two (2) Spare Engines which are hereby deferred from calendar year 2009 and rescheduled for delivery in calendar year 2011 pursuant to Clause 1 of this Side Letter No. 26 will be [***]. For the avoidance of doubt, [***] as the PDP Amount for the Spare Engine now scheduled for delivery in [***] 2011, and [***] as the PDP Amount for the Spare Engine now scheduled for delivery in [***] 2011. Following [***], JetBlue shall [***] for Spare Engine 24 and 25 in accordance with Clause 2.7.1 of the Agreement as amended to date.
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[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Except as expressly amended by this Side Letter No. 26, all provisions of the Agreement (as amended from time to time by various side letters and amendments) remain in full force and effect.

Very truly yours, IAE International Aero Engines AG	Agreed to and accepted on behalf of JetBlue Airways Corporation

/s/ Michael W. Horner Name	/s/ Mark D. Powers Name

Senior Commercial Director	SVP Treasurer

Title	Title

2/2/09	1/26/09

Date	Date

APPENDIX 1
“Exhibit B-2
Purchased Items, Price,
Escalation Formula and Delivery
As of December 2008

		Basic Contract
		Price
		U.S Dollars
Rank No.	Purchased Item	(January 2003)	Qty	Delivery Date
No. 1	V2527-A5 Spare Engine:	$[***]	1	[***]/99*
No. 2	V2527-A5 Spare Engine:	$[***]	1	[***]/00*
No. 3	V2527-A5 Spare Engine:	$[***]	1	[***]/01*
No. 4	V2527-A5 Spare Engine:	$[***]	1	[***]/02*
No. 5	V2527-A5 Spare Engine:	$[***]	1	[***]/02*
No. 6	V2527-A5 Spare Engine:	$[***]	1	[***]/03*
No. 7	V2527-A5 Spare Engine:	$[***]	1	[***]/04*
No. 8	V2527-A5 Spare Engine:	$[***]	1	[***]/05*
No. 9	V2527-A5 Spare Engine:	$[***]	1	[***]/05*
No. 10	V2527-A5 Spare Engine:	$[***]	1	[***]/06*
No. 11	V2527-A5 Spare Engine:	$[***]	1	[***]/06*
No. 12	V2527-A5 Spare Engine:	$[***]	1	[***]/07*
No. 13	V2527-A5 Spare Engine:	$[***]	1	[***]/07*
No. 14	V2527-A5 Spare Engine:	$[***]	1	[***]/07*
No. 15	V2527-A5 Spare Engine:	$[***]	1	[***]/07*
No. 16	V2527-A5 Spare Engine:	$[***]	1	[***]/07*
No. 17	V2527-A5 Spare Engine:	$[***]	1	[***]/08*
No. 18	V2527-A5 Spare Engine:	$[***]	1	[***]/08*
No. 19	V2527-A5 Spare Engine:	$[***]	1	[***]/09
No. 20	V2527-A5 Spare Engine:	$[***]	1	[***]/10
No. 21	V2527-A5 Spare Engine:	$[***]	1	[***]/10
No. 22	V2527-A5 Spare Engine:	$[***]	1	[***]/10
No. 23	V2527-A5 Spare Engine:	$[***]	1	[***]/11
No. 24	V2527-A5 Spare Engine:	$[***]	1	[***]/11**
No. 25	V2527-A5 Spare Engine:	$[***]	1	[***]/11**
No. 26	V2527-A5 Spare Engine:	$[***]	1	[***]/11
No. 27	V2527-A5 Spare Engine:	$[***]	1	[***]/12
No. 28	V2527-A5 Spare Engine:	$[***]	1	[***]/12

Total	28

(*	Denotes delivered Spare Engines; ** Denotes deferred Spare Engines in accordance with this Side Letter 26)”

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.